Exhibit 99.2


     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings



  I, Patrick J. Martin, state and attest that:


        (1) To the best of my knowledge, based upon a review of the covered reports of Storage Technology Corporation, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

        (2) I have reviewed the contents of this statement with Storage Technology Corporation's Audit Committee.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K for the fiscal year ended December 28, 2001 of Storage Technology Corporation;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Storage Technology Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o    any amendments to any of the foregoing.

                                                Subscribed and sworn to
                                                before me this 8th day of
  /s/ Patrick J. Martin                         August 2002.
  ----------------------
  Patrick J. Martin                             /s/ Carolyn A. Brock
  August 12, 2002                               --------------------
                                                Notary Public

                                                My commission expires:

                                                Carolyn A. Brock
                                                My commission expires
                                                September 01, 2002